SPDR Series Trust

SPDR MSCI USA StrategicFactors ETF

SPDR Russell 1000 Low Volatility Focus ETF

SPDR Russell 1000 Momentum Focus ETF

SPDR Russell 1000 Yield Focus ETF

SPDR S&P 400 Mid Cap Growth ETF

SPDR S&P 400 Mid Cap Value ETF

SPDR S&P 500 Fossil Fuel Reserves Free ETF

SPDR S&P 1500 Momentum Tilt ETF

SPDR S&P 1500 Value Tilt ETF

(the “Funds”)

Supplement dated January 4, 2022 to the

Statement of Additional Information (“SAI”) dated October 31, 2021,

as may be supplemented from time to time

Effective immediately, the transaction fees for creations and redemptions of the Funds will be the amounts indicated in the table below. Accordingly, effective immediately, the table in the “CREATION AND REDEMPTION TRANSACTION FEES” section beginning on page 98 of the SAI is updated to reflect the following:

Fund	Transaction Fee *,**	Maximum Transaction Fee *,**
SPDR MSCI USA StrategicFactors ETF	$750	$3,000
SPDR Russell 1000 Low Volatility Focus ETF	$500	$2,000
SPDR Russell 1000 Momentum Focus ETF	$1,000	$4,000
SPDR Russell 1000 Yield Focus ETF	$500	$2,000
SPDR S&P 400 Mid Cap Growth ETF	$500	$2,000
SPDR S&P 400 Mid Cap Value ETF	$500	$2,000
SPDR S&P 500 Fossil Fuel Reserves Free ETF	$500	$2,000
SPDR S&P 1500 Momentum Tilt ETF	$1,500	$6,000
SPDR S&P 1500 Value Tilt ETF	$1,700	$6,800

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

010422SUPP1